                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): January 15, 2007
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                             NESS TECHNOLOGIES, INC.
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           (Exact name of registrant as specified in its charter)

         Delaware                       000-50954               98-0346908
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv      61580 Israel
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         (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                      N/A
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      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

      (b) On January 15, 2007, Ytzhak Edelman, the Chief Financial Officer and
Deputy to the President and CEO of Ness Technologies, Inc. (the "Company"),
orally advised of his intention to resign from such positions with the Company, effective in March 2007, after the filing of the Company's annual report on Form
10-K. The Company has not yet identified his replacement.

      On January 16, 2007, the Company issued a press release disclosing these events, a copy of which is being filed as an exhibit to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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        99.1            Press Release dated January 16, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NESS TECHNOLOGIES, INC.

Dated: January 17, 2007                 By: /s/ Ilan Rotem
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                                            Name: Ilan Rotem
                                            Title: Secretary and General Counsel